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                                                                   Exhibit 10.16

                                                                    CONFIDENTIAL
                                                                    ------------


                      THIRD AMENDMENT TO LICENSE AGREEMENT

     This Third Amendment, dated as of May ______, 1998, amends that certain License Agreement dated as of June 5, 1997 ("Agreement"), as amended by an Amendment to License Agreement dated as of September 9, 1997 ("First Amendment") and a Second Amendment to License Agreement dated as of February 18, 1998 ("Second Amendment"), by and between Dow Jones & Company, Inc. ("Dow Jones"), having an office at 200 Liberty Street, New York, New York 10281, and the Board of Trade of the City of Chicago (the "Licensee"), having an office at 141 West Jackson Boulevard, Chicago, Illinois 60604. Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Agreement.

     WHEREAS, Dow Jones compiles, calculates and maintains the Indexes, and Dow Jones owns rights in and to the Indexes, the proprietary data contained therein, and the Dow Jones Marks; and

     WHEREAS, Dow Jones and the Licensee entered into the Agreement and, pursuant to the terms and conditions thereof, Dow Jones granted to the Licensee a non-transferable, exclusive (subject to Section 1(d) of the Agreement) world-wide license to use the Indexes and the Dow Jones Marks in connection with the listing of Products for trading on or through the Licensee during the hours of 9:30 A.M. to 4:15 P.M. (Eastern time); and

     WHEREAS, Dow Jones and the Licensee entered into the First Amendment and, pursuant to the terms and conditions thereof, Dow Jones granted to the Licensee a non-transferable, non-exclusive worldwide license to use the Dow Jones

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Industrial Average ("DJIA") solely in connection with the listing of Products based on the Dow Jones Industrial Average for trading on or through the Licensee during the hours of 9:15 A.M. to 9:30 A.M. Eastern time; and

     WHEREAS, Dow Jones and the Licensee entered into the Second Amendment and, pursuant to the terms and conditions thereof, Dow Jones granted to the Licensee
(a) an exclusive license to use the DJIA and the Dow Jones Marks in connection with the listing of Products based on the DJIA during the hours of 4:15 P.M. and 9:15 A.M. Eastern Time for trading on the Licensee's electronic trading system, Project A, and (b) an exclusive license to use the DJIA and the Dow Jones Marks in connection with the listing of Products on or through the Licensee during the hours of 9:15 A. M. and 9:30 A.M.;

     WHEREAS, Dow Jones wishes to amend the license granted by the Second Amendment to permit the Licensee to use the DJIA and the Dow Jones Marks in connection with the listing of Products based on the DJIA on or through the Licensee from 8:20 A. M. until 9:15 A.M. Eastern Time;

     WHEREAS, paragraph (c) of Section 12 of the Agreement provides that the terms of the Agreement may be modified and amended by a written instrument signed by duly authorized officers of both parties hereto.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, it is agreed as follows:

1. This Third Amendment shall be effective as of May 15, 1998, subject to all necessary regulatory approvals.

2. When this Third Amendment becomes effective, the Second Amendment shall remain in effect in its entirety, except that Paragraph (a)(1) of Section 1 of the

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Agreement is hereby amended and restated in its entirety as follows:

     1. Grant of License.
        ----------------

     (a)(1) Subject to the terms and conditions of this Agreement, Dow Jones hereby grants to the Licensee a non-transferable (except to affiliates pursuant to Section 12(a)) exclusive (subject to Section 1(d)) worldwide license (A) to use the Indexes solely in connection with the listing for trading of the Products on or through the Licensee during the hours of 9:30 A.M. to 4:15 P.M. Eastern Time, (B) to use the DJIA solely in connection with the listing for trading of the Products based on the DJIA on or through the Licensee during the hours of 8:20 A.M. and 9:30 A.M. Eastern Time and (C) to use and refer to the Dow Jones Marks in connection with such listing, and the marketing and promotion of the Products, in order to indicate the source of the Indexes and as may otherwise be required by applicable laws, rules or regulations or under this Agreement.

3.   Other Matters.
     -------------
     (a) This Third Amendment is intended by the parties to amend the Second Amendment, and to constitute a written instrument pursuant to and in accordance with Section 12(c) of the Agreement.

     (b) The Agreement, as amended by the Second Amendment and this Third Amendment, constitutes the entire agreement of the parties hereto with respect to its subject matter, and supersedes any and all previous agreements between the parties with respect to its subject matter. There are no oral or written collateral representations, agreements or understandings with respect to the subject matter of the Agreement, as amended by the Second Amendment and this Third Amendment, except as provided in the Agreement, as amended by the Second Amendment and this Third Amendment.

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IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed as of the date first set forth above.

                                 DOW JONES & COMPANY, INC.

                                 By: /s/ David E. Moran
                                    ------------------------------
                                         David E. Moran
                                         Vice President


                                 BOARD OF TRADE OF THE
                                 CITY OF CHICAGO



                                 By: /s/ Patrick H. Arbor
                                    ------------------------------
                                         Patrick H. Arbor
                                         Chairman of the Board


                                 By: /s/ Thomas R. Donovan
                                    ------------------------------
                                        Thomas R. Donovan
                                        President and
                                        Chief Executive Officer

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